Income Taxes	3 Months Ended
Mar. 31, 2016
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES
The Company estimates its annual effective income tax rate for continuing operations in recording its quarterly provision for income taxes in the various jurisdictions in which the Company operates. Non-cash write-downs of the carrying value of the Company’s proved oil and gas properties, statutory tax rate changes, and other significant or unusual items are recognized as discrete items in the quarter in which they occur.
During the first quarter of 2016, Apache’s effective income tax rate was primarily impacted by an increase in the valuation allowance on Canadian deferred tax assets. During the first quarter of 2015, Apache’s effective tax rate was primarily impacted by non-cash impairments of the carrying value of the Company's proved oil and gas properties and a $414 million discrete deferred tax benefit associated with a reduction in the U.K. statutory income tax rate from 62 percent to 50 percent.